                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2001


                             Commission file number:
                                    000-15760
                                    ---------

                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




NEW YORK                                                      16-0470200
--------                                                      ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                                 Identification
No.)


                       One Hardinge Drive Elmira, NY 14902
                       -----------------------------------
              (Address of principal executive offices) (Zip code)

                                 (607) 734-2281
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS

       On June 11, 2001, Hardinge Inc. issued a press release announcing a reduction in their North American workforce. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable
      (b)   Not applicable
      (c)   Exhibits

            99    Press Release issued by registrant on  June 11, 2001.

 .

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         HARDINGE INC.

June 14, 2001           By: /s/ Richard L. Simons
---------------            ---------------------------
Date                       Richard L. Simons
                           Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)




3